UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2024

Abacus Life, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39403	85-1210472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2101 Park Center Drive, Suite 200
Orlando, Florida 32835
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (800) 561-4148

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ABL	The NASDAQ Capital Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	ABLLW	The NASDAQ Capital Market LLC
9.875% Fixed Rate Senior Notes due 2028	ABLLL	The NASDAQ Capital Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01    Entry into a Material Definitive Agreement.
On November 21, 2024, Abacus Life, Inc. (the “Company” or “Abacus”) entered into an underwriting agreement (the “Underwriting Agreement”) with certain stockholders of the Company (the “Selling Stockholders”) and Piper Sandler & Co., TD Securities (USA) LLC, KKR Capital Markets LLC, B. Riley Securities, Inc. and SG Americas Securities, LLC, as representatives (“Representatives”) of the several underwriters (the “Underwriters”), relating to the previously announced underwritten (i) offering, issuance and sale by the Company of 10,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) offering and sale by the Selling Stockholders of 2,500,000 shares of the Company’s Common Stock, each at an offering price of $8.00 per share (collectively, the “Offering”). The Offering closed on November 25, 2024.
Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to 1,500,000 additional shares of Common Stock (the “Company Option”) and the Selling Stockholders granted the Underwriters a 30-day option to purchase up to 375,000 additional shares of Common Stock (the "Selling Stockholders Option" and, together with the Company Option, the "Option").
The gross proceeds to the Company from the Offering, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, were approximately $80 million. Approximately $20 million was paid in connection with the sale of shares by the Selling Stockholders. The Company intends to use the net proceeds that it receives from the primary offering for its operations, including the purchase of life settlement policies, to support its overall business strategy, for working capital purposes, and for general corporate purposes, which may include funding previously announced and future acquisitions and repayment and refinancing of its indebtedness. The Company will not receive any proceeds from the sale of shares by the Selling Stockholders, but it has agreed to pay certain underwriting discounts and expenses in connection with such sale.
The Company and the Selling Stockholders made certain customary representations, warranties and covenants concerning the Company, the Selling Stockholders and the Registration Statements (as defined below) in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering was made pursuant to (i) a registration statement on Form S-3 (File No. 333-273411) (the “Resale Registration Statement”) and (ii) a registration statement on Form S-3 (File No. 333-282747) (the “Shelf Registration Statement”, and together with the Resale Registration Statement, the “Registration Statements”). The Registration Statements were filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 21, 2024 and declared effective on November 14, 2024, including the base prospectuses forming a part of the Registration Statements, as well as prospectus supplements dated November 21, 2024 and filed with the SEC pursuant to Rule 424(b) under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the shares of Common Stock.
The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.
Item 7.01    Regulation FD Disclosure.
On November 21, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto. On November 25, 2024, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 hereto.
The information in this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.
(d)    The following exhibits are being filed herewith:

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 21, 2024, by and among Abacus Life, Inc., the Selling Stockholders and Piper Sandler & Co., TD Securities (USA) LLC, KKR Capital Markets LLC, B. Riley Securities, Inc. and SG Americas Securities, LLC, as Representatives of the several Underwriters named in Schedule I thereto.

99.1	Press Release entitled “Abacus Life Announces Pricing of Public Offering of Common Stock” dated November 21, 2024.
99.2	Press Release entitled “Abacus Life Announces Closing of Public Offering of 12,500,000 Shares of Common Stock” dated November 25, 2024.
Forward Looking Statements
This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the offering described herein. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Abacus’ most recent annual report on Form 10-K, as amended, and quarterly report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in Abacus’ other filings with the SEC, including those contained in the final prospectus supplements and accompanying prospectuses related to the public offering filed with the SEC. Any forward-looking statements represent Abacus’ views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Abacus explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABACUS LIFE, INC.

Date: November 25, 2024	By:	/s/ Jay Jackson
Jay Jackson Chief Executive Officer